Exhibit 10.1

Amendment Two (2)

to the

Collaborative Development and Commercialization Agreement

This Amendment 2 (“Amendment”), effective upon the date it is signed by both Parties (“Effective Date”), is by and between Microgenics and Achaogen and issued pursuant to the Collaborative Development and Commercialization Agreement (“Agreement”) dated April 26, 2016 and amended November 29, 2017. The defined terms referenced herein retain their meaning as defined in the Agreement. All amended language in this Amendment has been bolded for ease of reference.

The Parties wish to amend the Agreement as stated below and hereby agree to the following terms:

1.	Section 3.5 Filings shall be deleted in its entirety and replaced with the following:

Filings.  On a country-by-country basis, a Regulatory Approval from the applicable Regulatory Authority(ies) is required for the Assay prior to launch in such country. Upon Achaogen’s request, Microgenics shall reasonably cooperate with Achaogen with respect to any regulatory filings, submissions, or correspondence made by Achaogen related to Plazomicin in any country in the Territory, including promptly providing data, information and advice regarding the Assay, including the manufacture (including any recall information) and use thereof. This Agreement generally assumes that there is a current 510(k) pathway for obtaining Regulatory Approval for the Assay; provided, that, if a PMA pathway is required, the Parties acknowledge and agree that [***] reviewed by the Parties and may need to be adjusted to the extent agreed upon between the Parties and subject to the proviso in the foregoing sentence. For the avoidance of doubt, Achaogen shall have sole right to control any such regulatory filings, submissions, correspondence or other matters related to Plazomicin including any joint submissions or filings, but not [***], and to communicate with Regulatory Authorities related thereto.  No later than [***] (or such later date as otherwise agreed to by the Parties), the Parties shall enter into an agreement setting forth the Parties respective responsibilities for adverse event and complaint reporting, the exchange of safety data and, to the extent agreed by the Parties to be appropriate and relevant, recall matters.

2.	Section 7.1 shall be deleted in its entirety and replaced with the following:

7.1

Development Payments.  In consideration of the development efforts of Microgenics under the Research Program, Achaogen shall pay to Microgenics the following one-time payments upon the occurrence of the corresponding events:

(a)

USD $[***] upon the successful completion of Phase 0: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for Phase 0;

(b)

USD $[***] upon the successful completion of Phase 1: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for Phase 1;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

(c)

USD $[***] upon the successful completion of Phase 2: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for Phase 2;

(d)

USD $[***] upon the successful completion of Phase 3: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for Phase 3;

(e)

USD $[***] upon the successful completion of the first milestone of Phase 4:  [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for the first milestone of Phase 4;

An additional USD $[***] upon the successful completion of the first milestone of Phase 4:  [***] of the Project Plan, [***].

(f)

USD $[***] upon the successful completion of the second milestone of Phase 4: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for the second milestone of Phase 4;

(g)

USD $[***] upon the successful completion of the third milestone of Phase 4: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for the third milestone of Phase 4;

An additional USD $[***] upon the successful completion of the third milestone of Phase 4; [***] of the Project Plan, [***], and [***].

(h)

[***], USD $[***] upon the successful completion of the fourth milestone of Phase 4: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for the fourth milestone of Phase 4;

(i)

USD $[***] upon the successful completion of the first milestone of Phase 5: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for the first milestone of Phase 5;

(j)

USD $[***] upon the successful completion of the second milestone of Phase 5: [***] as determined in accordance with the Project Plan, including delivery by Microgenics of all deliverables required by the Project Plan for the second milestone of Phase 5;

(k)	[***]; and

(l)	[***] and assuming [***], USD $[***] upon [***]; provided, however, this amount [***].

(m)	[***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

(n)	USD $[***] for development of [***].

7.1.1 In kind services. In consideration for the development efforts of Microgenics under the Research Program, Achaogen shall arrange and pay for the following work [***]:

(a)	Development of [***] under Phase 4 Milestone 3, will be arranged for at Achaogen’s expense.
•	[***].
•	Microgenics will [***].
(b)	Supply of [***] will be provided [***].

Thereafter, no additional payments shall be due and payable to Microgenics by Achaogen for any Assay [***].

3.	Exhibit A shall be deleted in its entirety and replaced with the attached Exhibit A-1.

4.	Exhibit F-1 shall be deleted in its entirety and replaced with the attached Exhibit F-2.

Other than as amended herein, the Agreement remains in full force and effect.

[Signatures to follow on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date(s) set forth below and it will be effective as of the last signature date below.

MICROGENICS CORPORATIONACHAOGEN, INC.

By: /s/ [***]By: /s/ [***]

Name: [***] Name: [***]

Title: [***]Title: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Exhibit A – 1

Achaogen Materials

Achaogen Materials	Estimated Amount	Estimated Phase Required
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(1)	[***]
*	[***]
**	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Achaogen, Inc.

Exhibit F – 2

Project Plan Timeline and Deliverables

Plazomicin TDM Immunoassay Development Project Plan Timeline and Deliverables
Deliverables		Start	End	Duration (M)
Phase 0	[***]	[***]	[***]	[***]
•[***]
•[***]
Phase 1	[***]	[***]	[***]	[***]
•[***]
•[***]
Phase 2	[***]	[***]	[***]	[***]
•[***]
•[***]
Phase 3	[***]	[***]	[***]	[***]
•[***]
•[***]
Phase 4	[***]	[***]	[***]	[***]
Milestone 1: [***]		[***]	[***]	[***]
•[***]
Milestone 2: [***]		[***]	[***]	[***]
•[***]
Milestone 3: [***]		[***]	[***]	[***]
•[***]
[***]
[***]		[***]	[***]	[***]
•[***]
Phase 5	[***]	[***]		[***]
Milestone 1: [***]		[***]	[***]	[***]
[***]
Milestone 2: [***]		[***]	[***]	[***]
•[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.